iShares®

iShares, Inc.

iShares Trust

Supplement dated June 29, 2016

to the Summary Prospectuses, Prospectuses and

Statements of Additional Information (“SAI”s) for the

iShares B – Ca Rated Corporate Bond ETF (QLTC),

iShares Baa – Ba Rated Corporate Bond ETF (QLTB) and

iShares MSCI Emerging Markets Horizon ETF (EMHZ)

(each, a “Fund” and together, the “Funds”)

The information in this Supplement updates the information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for each Fund.

On June 23, 2016, the Board of Trustees of iShares Trust and Board of Directors of iShares, Inc. unanimously voted to close and liquidate the Funds. After the close of business on August 23, 2016, subject to applicable law, the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on August 24, 2016. Proceeds of the liquidation are currently scheduled to be sent to shareholders by August 30, 2016.

When each Fund commences liquidation of its portfolio, which is anticipated to occur prior to August 24, 2016, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy. During this period, each Fund is likely to incur higher tracking error than is typical for the Fund. Furthermore, during the time between market open on August 24, 2016 and August 30, 2016, because shares will not be traded on BATS Exchange, Inc. (“BATS”), we cannot assure you that there will be a trading market for your shares.

Shareholders may sell their holdings of a Fund on BATS until the market close on August 23, 2016 and may incur typical transaction fees from their broker-dealer. At the time the liquidation of the Funds is complete, shares of the Funds will be individually redeemed. If you still hold shares by August 30, 2016, each Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. The Funds may or may not, depending upon each Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-FC3-062916

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